UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41957	20-4080330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, Third Main Avenue, Shigao Town, Renshou County,

Meishan, Sichuan, China 620500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 28-37390666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WETH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 15, 2025, WETOUCH TECHNOLOGY INC. (the “Company”), received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days prior to the date of the Notice, the closing bid price of the Company’s securities (the “Bid Price”) was less than $1.00 per share, which does not meet the requirement for continued listing on The Nasdaq Global Market, as required by Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Staff has provided the Company with 180 calendar days, or until January 12, 2026, to regain compliance with the Bid Price Rule. The Notice has no immediate effect on the listing of the Company’s securities on The Nasdaq Global Market.

If the Company regains compliance with the Bid Price Rule, the Staff will provide written confirmation to the Company and close the matter. To regain compliance with the Bid Price Rule, the Bid Price must be at least $1 for a minimum of ten consecutive business days during the 180-day compliance period ending on January 12, 2026. In the event the Company does not regain compliance with the Bid Price Rule prior to the expiration of the compliance period, it may be entitled to additional time provided certain requirements are satisfied. If the Company does not meet the requirements or the staff determines that the Company will be unable to cure the deficiency, it will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Company will continue to monitor the Bid Price of its securities and consider its available options to regain compliance with the Bid Price Rule. However, there can be no assurance that the Company will be able to regain compliance with the Bid Price Rule.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: July 17, 2025	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer (Principal Executive Officer)

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